Supplement to the current prospectus

MFS® Global Growth Fund

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager(s)

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund’s portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund’s SAI.  Each portfolio manager is primarily responsible for the day-to-day management of the fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Jeffrey C. Constantino	Portfolio Manager	2008	Investment Officer of MFS; employed in the investment area of MFS since 2000.
David A. Antonelli	Portfolio Manager	January 2010	Executive Vice President and Chief Investment Officer of Non-U.S. and Global Equity Investments; employed in the investment area of MFS since 1991.

The date of this supplement is January 13, 2010.